UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2026

Nakamoto Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42103	84-3829824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 10th Ave South, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 676-8668

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	NAKA	The Nasdaq Stock Market LLC

Tradeable Warrants to purchase shares of Common Stock, par value $0.001 per share	NAKAW*	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*The registrant’s tradeable warrants trade over-the-counter on OTC Pink Market operated on the OTC Markets under the trading symbol “NAKAW”.

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2026, Nakamoto Inc. (the “Company”) entered into a Second Addendum to Warrant Agent Agreement (the “Second Addendum”) with VStock Transfer, LLC (“VStock”), pursuant to which VStock was removed as warrant agent under that certain warrant agent agreement, dated as of June 3, 2024, by and between the Company and VStock, as amended (the “Original Warrant Agent Agreement”). Pursuant to the Second Addendum and the Amended and Restated Warrant Agent Agreement, VStock has no further duties, obligations, responsibilities or liabilities under the Original Warrant Agent Agreement, and VStock is required to deliver to Odyssey Transfer and Trust Company, a Minnesota corporation (“Odyssey”), as successor warrant agent, all books, records, files and data relating to the outstanding tradeable warrants and non-tradeable warrants of the Company (collectively, the “Warrants”), to deliver any funds, entitlements or other property held by it under the Original Warrant Agent Agreement to Odyssey or, at the Company’s direction, to the Company, and to reasonably cooperate with the Company and Odyssey to effect an orderly transition of the warrant agent duties.

Also on October 1, 2026, the Company entered into an Amended and Restated Warrant Agent Agreement (the “A&R Warrant Agent Agreement”) with Odyssey, as warrant agent (in such capacity, the “Warrant Agent”), which amends and restates the Original Warrant Agent Agreement in its entirety. As under the Original Warrant Agent Agreement, the A&R Warrant Agent Agreement sets forth the procedures for registering, transferring and exercising the Warrants, the procedure for amending the A&R Warrant Agent Agreement, and the terms of the Company’s indemnification of the Warrant Agent.

The material changes effected by the A&R Warrant Agent Agreement are as follows: (i) Odyssey is appointed as successor warrant agent effective October 1, 2026, and does not assume any liabilities or obligations of VStock or any other predecessor warrant agent arising prior to that date; (ii) each reference to the “Warrant Agent” in the Warrants and in the related exhibits, certificates, forms and other documents is deemed to refer to Odyssey rather than VStock; (iii) the agreement reflects the Company’s change of name from Kindly MD, Inc. to Nakamoto Inc., the Company’s conversion into a Delaware corporation, and the 1-for-40 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), effective May 22, 2026; (iv) the Company’s registration covenant now runs to its Registration Statement on Form S-3 (File No. 333-294958), which was declared effective on April 24, 2026, and to any other registration statement covering the offer and sale of the shares of Common Stock issuable upon exercise of the Warrants; (v) the agreement confirms that, as of October 1, 2026, all outstanding Warrants are held in book-entry form through The Depository Trust Company and are evidenced by global certificates, and that no Warrant is certificated; (vii) the notice provisions are updated to reflect the current addresses of the Company and the Warrant Agent; and (viii) the agreement adds section headings and additional defined terms, including “Bid Price”, “Initial Exercise Date”, “Person” and “Transfer Agent”, and makes conforming renumbering and cross-reference corrections.

All rights, liabilities and obligations that accrued under the Original Warrant Agent Agreement prior to October 1, 2026 survive, and the Warrants issued under the Original Warrant Agent Agreement remain outstanding and are governed by the A&R Warrant Agent Agreement from and after that date, and nothing in the A&R Warrant Agent Agreement changes the exercise price, the number of shares of Common Stock issuable upon exercise of the Warrants, the expiration date of June 3, 2029, or any other economic term of any Warrant, other than as permitted in connection with the Reverse Stock Split.

The A&R Warrant Agent Agreement attaches an updated form of tradeable warrant and an updated form of non-tradeable warrant as Exhibits A and B thereto, which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K. The updated forms reflect conforming changes resulting from the A&R Warrant Agent Agreement, including the substitution of Odyssey as Warrant Agent and the changes to the Company’s name and state of incorporation, and set forth the form of warrant for any global certificate or definitive certificate issued on or after October 1, 2026. Nothing in the A&R Warrant Agent Agreement or in the updated forms of warrant amends, modifies or waives any term of any Warrant outstanding as of October 1, 2026, and to the extent an updated form differs from the terms of an outstanding Warrant, the outstanding Warrant governs unless and until amended in accordance with its terms.

The foregoing descriptions of the Second Addendum, the A&R Warrant Agent Agreement, and the forms of warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the form of tradeable warrant, the form of non-tradeable warrant, the Second Addendum, and the A&R Warrant Agent Agreement attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, and Exhibit 4.4, respectively, and incorporated herein by reference.

Item 8.01 Other Events.

The Company appointed Odyssey to serve as its new transfer agent and registrar, effective October 1, 2026. All of the Company’s registered shares of Common Stock and related records were transferred from VStock, the Company’s prior transfer agent and registrar, to Odyssey.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Form of Tradeable Common Stock Purchase Warrant
4.2	Form of Non-tradeable Warrant to Purchase Common Stock
4.3*	Amended and Restated Warrant Agent Agreement, dated October 1, 2026, by and between Nakamoto Inc. and Odyssey Transfer and Trust Company
4.4	Second Addendum to Warrant Agent Agreement, dated October 1, 2026, by and between Nakamoto Inc. and VStock Transfer, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* Certain identified confidential information has been redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

NAKAMOTO INC.

Dated: October 5, 2026	By:	/s/ Teresa Gendron
Teresa Gendron
Chief Financial Officer